                                 Exhibit 99.2

                                   [FORM OF]

                         REGISTRATION RIGHTS AGREEMENT


                                        _______________, 2001


To each of the several Holders named in
  Schedule A attached hereto:

Dear Sir/Madam:

     Pursuant to the Agreement and Plan of Merger dated as of ___________, 2001 (the "Reorganization Agreement"), among Cytyc Corporation, a Delaware
      ------------------------
corporation ("Parent"); Cytyc Health Corporation, a Delaware corporation and a
              ------
wholly owned subsidiary of Parent ("Merger Sub"); and Pro Duct Health, Inc., a
                                    ----------
Delaware corporation ("Pro Duct"), Pro Duct is being merged with and into Merger
                       --------
Sub (the "Merger").  In connection therewith you, as holders (the "Holders") of
          ------                                                   -------
securities of Pro Duct, are acquiring shares of Common Stock of Parent. (As the context requires, a Holder may be referred to herein as a "seller.") In
                                                           ------
connection with the Merger, Parent and you covenant and agree as follows:

     1.   Certain Definitions.  As used in this Agreement, the following terms
          -------------------
shall have the following respective meanings (any capitalized terms used herein without definition shall have the meanings given them in the Reorganization Agreement):

          "Agreement" shall mean this Registration Rights Agreement as amended
           ---------
     from time to time and in effect between the parties hereto.

          "Commission" shall mean the Securities and Exchange Commission, or any
           ----------
     other federal agency at the time administering the Securities Act.
 .
          "Common Stock" shall mean the Common Stock, $.01 par value per share,
           ------------
     of Parent, as constituted as of the date of this Agreement.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
     amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Merger Shares" shall mean the shares of Common Stock of Parent issued
           -------------
     to the Holders pursuant to the Reorganization Agreement, including the Escrow Shares (provided that such Escrow Shares shall be held and not sold or otherwise disposed of by the Escrow Agent until such shares have been distributed pursuant to Section 2.2.2(b) of the Reorganization Agreement).

          "Prospectus" shall mean the prospectus included in any Registration
           ----------
          Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any of the Merger Shares covered by such Registration Statement and by all other amendments and supplements to the prospectus (including post-effective amendments) and all material incorporated or deemed to be incorporated by reference in such prospectus.

          "Registration Expenses" shall mean the expenses so described in
           ---------------------
          Section 4.

          "Registration Statement" shall mean any registration statement of
           ----------------------
          Parent that covers any of the Merger Shares pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement (including post-effective amendments), all exhibits and all material incorporated or deemed to be incorporated by reference in such Registration Statement.

          "Restricted Stock" shall mean the Merger Shares, excluding Merger
           ----------------
     Shares which (a) have been registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them; or (b) have been sold pursuant to Rule 144 under the Securities Act.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or
           --------------
     any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Selling Expenses" shall mean the expenses so described in Section 4.
           ----------------

     2.   Registration.  Parent agrees to file a Registration Statement under
          ------------
the Securities Act on an appropriate form (which shall be Form S-3, if available) no later than two (2) Business Days after the Effective Date in order to register all of the shares of Restricted Stock for resale in the public market; provided, however, that Parent shall not be required to register shares of Restricted Stock of any Holder who does not comply with such Holder's obligations in the last two paragraphs of Section 3 below. Pro Duct agrees to provide reasonable assistance to Parent with respect to the preparation and filing of the Registration Statement described in this Section 2.

     3.   Registration Procedures.  In using its efforts to effect the
          -----------------------
registration of shares of Restricted Stock under the Securities Act pursuant to the Registration Statement described in Section 2, Parent will, as expeditiously as possible:

          (a) use its reasonable best efforts to cause such Registration Statement (i) to become effective as soon as practicable after the date of its filing with the Commission and (ii) to remain effective until the earlier of the sale of all Restricted Stock covered thereby or two years after the Closing Date; provided, however, that Parent may suspend (each, a "Suspension") sales at
                                                           ----------
any time under the Registration Statement immediately upon notice (each, a "Suspension Notice") to all Holders at the last known address of the Holders in
 -----------------
the event (i) of any request by the Commission or any other federal or state governmental authority during the period of effectiveness of such Registration Statement for amendments or supplements to the Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by Parent or any of its subsidiaries of any notification with respect to the suspension of the qualification or exemption from qualification of any of the shares of Restricted Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) of any event or circumstance which necessitates the making of any changes in such Registration Statement or related Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or
(v) that, in the good faith judgment of Parent's Board of Directors, upon the advice of counsel, the offering of securities pursuant thereto would materially and adversely affect a pending or proposed material offering of Parent's securities or acquisition, merger, consolidation, reorganization, restructuring or similar transaction of or by Parent, provided, however, that any one or more Suspensions occurring within twelve (12) months of the Closing Date shall be for a period or periods of time not to exceed 15 calendar days in the aggregate in any three-month period and 60 calendar days in the aggregate during such 12-month period (the "Suspension Limitations");
                   ----------------------

          (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified in paragraph (a) above;

          (c) furnish to each seller of Restricted Stock such number of copies of the Registration Statement and each such amendment and supplement thereto (in each case including exhibits) and the Prospectus included therein (including each preliminary Prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such Registration Statement;

          (d) use its reasonable best efforts to register or qualify the Restricted Stock covered by such Registration Statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock reasonably shall request, provided, however, that Parent shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

          (e) prepare and file with Nasdaq an additional listing application and use its reasonable best efforts to have the Restricted Stock covered by such Registration Statement be accepted by Nasdaq for listing on the Nasdaq National Market;

          (f) notify each seller of Restricted Stock under such Registration Statement (at any time when a Prospectus relating thereto is required to be delivered under the Securities Act), of the happening of any event of which Parent has knowledge as a result of which the Prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to such seller a reasonable number of copies of a Prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Restricted Stock, such Prospectus shall not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; provided, however, that in no event shall Parent be obligated to file more than six (6) amendments or supplements to reflect gifts or other non-public transfers of Restricted Stock so that such shares may be sold under the Prospectus by such donees or transferees; and

          (g) if the registration pursuant to Section 2 involves an underwritten public offering (as determined in accordance with the last paragraph of this Section 3), furnish, at the request of any Holder of Restricted Stock included in the Registration Statement pursuant to Section 2 of this Agreement, on the date that such Restricted Stock is delivered to the underwriters for sale in such registration, (i) an opinion, dated such date, of the counsel representing Parent for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to such Holder, and (ii) a letter dated such date, from the independent certified public accountants of Parent, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to such Holder (if permitted under applicable professional standards).

     Immediately upon receipt of any Suspension Notice under paragraph (a) above (but subject to the Suspension Limitations), each Holder will refrain from selling any shares of Restricted Stock pursuant to such Registration Statement until such Holder's receipt of copies of the supplemented or amended Prospectus provided for in paragraph (f) above, or until it is advised in writing by Parent that the Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. In the event of any such Suspension under paragraph (a) above, Parent shall cause the use of the Prospectus so suspended to be commenced or resumed as soon as practicable and, in the case of a pending development, filing or event referred to in paragraphs (a)(iv) or (v) above, as soon as, in the good faith judgment of Parent's Board of Directors, disclosure of the information and material relating to such pending development, filing or event would not have a material adverse effect on Parent's ability to consummate the transaction, if any, to which such development, filing or event relates; provided, however, that in any event, Parent shall cause the use of the Prospectus so suspended to be commenced or resumed prior to the expiration of the Suspension Limitations, if any.

     In connection with the registration of Restricted Stock hereunder, the sellers of Restricted Stock will furnish to Parent in writing such information with respect to themselves and the proposed distribution of Restricted Stock by them as shall be necessary in order to assure compliance with applicable federal and state securities laws and to enable Parent to file the Registration Statement within the time period set forth in Section 2 hereof.

     Parent and Holders of a majority of the shares then constituting Restricted Stock may determine, either before or after the initial filing of the Registration Statement pursuant to Section 2, that the shares of Restricted Stock may only be sold pursuant to such registration in an underwritten public offering. In that event, Parent will give prompt notice of such decision to each seller, and afford each seller an opportunity to participate in such underwritten offering. Parent may set time limits for the sellers to indicate whether or not they desire to participate in such public offering, and may require those sellers wishing to participate therein to execute custody agreements and powers of attorney (which shall include authority to the attorney-in-fact thereunder to execute an underwriting agreement with respect to such offering) and other documentation in the form reasonably prescribed by Parent. Upon the filing of a Registration Statement for such underwritten offering (or an amendment to a previously filed Registration Statement), sellers may only sell Restricted Stock pursuant to such underwritten offering (or pursuant to an available exemption from registration). If such underwritten offering is not completed within 75 days from the date of the determination referred to in the first sentence of this paragraph, or upon the earlier completion of such underwritten offering, then such restriction shall no longer be applicable, and Parent's obligations under Section 2 hereof shall be reinstated, with a new Registration Statement (or amendment) to be filed by Parent as soon as practicable and in any event within 15 days after the expiration of such 75-day period or the earlier completion of the underwritten offering.

     4.   Expenses.  All expenses incurred by Parent in complying with Sections
          --------
2 and 3, including, without limitation, all registration and filing fees, fees and disbursements of counsel and independent public accountants for Parent, fees and expenses incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, but excluding any Selling Expenses, are called "Registration Expenses." All underwriting discounts
                              ---------------------
(if any) and selling commissions applicable to the sale of Restricted Stock are called "Selling Expenses."
        ----------------

     Except as set forth in this paragraph, Parent will pay all Registration Expenses in connection with the Registration Statement under Section 2. All Selling Expenses in connection with the Registration Statement under Section 2 and the sale of Restricted Stock thereunder shall be borne by the participating sellers in proportion to the number of shares sold by each. The Registration Expenses associated with any amendment or supplement to the Prospectus to reflect a gift or other non-public transfer of shares of Restricted Stock so that such shares may be sold under the Prospectus by the donee or transferee shall be paid by the seller or sellers which made such gift or transfer.

     5.   Indemnification and Contribution.
          --------------------------------

          (a) In connection with the registration of the Restricted Stock under the Securities Act pursuant to Section 2 hereof, Parent will indemnify and hold harmless (i) each seller of such Restricted Stock thereunder, (ii) to the extent the registration involves an underwritten public offering as determined in accordance with Section 3, any underwriter of such Restricted Stock thereunder and (iii) each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of material fact contained in any Registration Statement, at the time it became effective under the Securities Act, or any preliminary Prospectus or final Prospectus, or any amendment or supplement thereto, (b) the omission or alleged omission of a material fact required to be stated therein, or any amendment or supplement thereto or necessary to make the statements therein not misleading in the light of the circumstances under which they were made or (c) any violation by Parent or its agents of any rule or regulation promulgated under the Securities Act, Exchange Act or state securities laws applicable to Parent or its agents and relating to action or inaction required of Parent in connection with such registration, and Parent will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Parent will not be liable in any such case if any to the extent that (A) any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, an omission or alleged omission or a violation or alleged violation so made in conformity with information furnished in writing by any such seller, any such underwriter or any such controlling person for inclusion in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereto, or (B) if such untrue statement or alleged untrue statement, omission or alleged omission or violation or alleged violation was corrected in an amended or supplemented Prospectus, and such seller or underwriter failed to deliver a copy of the amended or supplemented Prospectus at or prior to the confirmation of the sale of the Restricted Stock to the person or entity asserting any such loss, claim, damage or liability after Parent had furnished such seller or underwriter with a sufficient number of copies of the same.

          (b) In connection with the registration of the Restricted Stock under the Securities Act pursuant to Section 2 hereof, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless Parent, each person, if any, who controls Parent within the meaning of the Securities Act, each officer of Parent who signs the Registration Statement, each director of Parent, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which Parent or such officer, director, underwriter or controlling person may become subject under the Securities Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereto, (ii) the omission or alleged omission of a material fact required to be stated in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereto or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and will reimburse Parent and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such seller will be liable hereunder in any such case only if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, furnished by such seller in writing for inclusion in the Registration Statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 2 hereof or any Prospectus contained therein, or any amendment or supplement to such Registration Statement or Prospectus; and provided further, that in no event shall any indemnity under this subsection 5(b) exceed the net proceeds from the offering received by such Holder from the sale of Restricted Stock.

          (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 5 and shall only relieve it from any liability which it may have to such indemnified party under this
Section 5 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense, the indemnifying party shall not be liable to such indemnified party under this Section 5 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred (it being agreed and understood that Parent shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys for all such indemnified parties, which firm shall be designated in writing by such indemnified parties). The indemnifying party shall not be liable hereunder for any amounts paid in settlement of any losses, claims, damages or liabilities or actions effected without its consent (which consent shall not be unreasonably withheld or delayed).

          (d) In order to provide for just and equitable contribution to joint liability in any case in which a claim for indemnification is made pursuant to this Section 5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, Parent and each seller of Restricted Stock will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in proportion to the relative fault of Parent, on the one hand, and each Holder, severally and not jointly, on the other hand; provided, however, that in any such case, no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation; and provided further, that in no event shall any contribution under this subsection 5(d) on the part of any Holder exceed the net proceeds received by such Holder from the sale of Restricted Stock.

          (e) The indemnities provided in this Section 5 shall survive the transfer of any Restricted Stock by such Holder.

     6.   Reports Under Securities Exchange Act of 1934.  With a view to making
          ---------------------------------------------
available to the Holders the benefits of Rule 144 promulgated under the Securities Act, Parent agrees to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144;

          (b) maintain registration of its Common Stock under Section 12 of the Exchange Act;

          (c) use its reasonable best efforts to file in a timely manner all reports and other documents required of Parent under the Securities Act and the Exchange Act; and

          (d) furnish to any Holder, so long as the Holder owns any Restricted Stock, forthwith upon request: (i) a written statement by Parent regarding its compliance with the reporting requirements of Rule 144 and (ii) a copy of the most recent annual or quarterly report of Parent and such other reports and documents so filed by Parent under the Exchange Act.

     7.   Changes in Common Stock.  If, and as often as, there is any change in
          -----------------------
the Common Stock by way of a stock split, stock dividend, combination or reclassification or similar event, or through a reorganization or recapitalization or similar event, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

     8.   Sellers' Conduct.  With respect to any sale of Restricted Stock
          ----------------
pursuant to Section 2, without limiting the generality of any other terms and conditions of this Agreement, you understand and agree as follows:

          (a) You will carefully review the information concerning you contained in the Registration Statement (if any) and will promptly notify Parent if such information is not complete and accurate in all respects, including having properly disclosed any position, office or other material relationship within the past three years with Parent or its affiliates;

          (b) You agree to comply with the anti-manipulation rules under the Exchange Act in connection with purchases and sales of securities of Parent during the time the Registration Statement remains effective;

          (c) You agree to only sell shares in a jurisdiction after counsel for Parent has advised that such sale is permissible under the applicable state securities or "Blue Sky" laws;

          (d) You agree to comply with the prospectus delivery requirements of the Securities Act;

          (e) You agree to immediately notify Parent of any completed sales of shares; and

          (f) You agree to suspend sales during any Suspensions in accordance with the terms of Section 3 hereof.

     9.   Miscellaneous.
          -------------

          (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, transferees of any Restricted Stock; provided, however, that such transferee executes a counterpart signature page to this Agreement, in a form acceptable to Parent, agreeing to be bound by all of the provisions of this Agreement), whether so expressed or not; and provided further, that no holder or transferee of Merger Shares which have ceased to be Restricted Stock shall have the benefit of the covenants and agreements in this Agreement with respect to such Merger Shares.

          (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by certified or registered mail, return receipt requested, postage prepaid, sent by nationally recognized delivery service guaranteeing delivery in two business days or less, with the price of delivery paid by the sender, or faxed, addressed as follows:

                              if to Parent, at 85 Swanson Road,
          Boxborough, MA 01719, ATTN: President (Fax Number 978-266-3008), with a copy to Jonathan M. Moulton, Esq., Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, Massachusetts 02110 (Fax Number 617-248-7100); and;


               if to any other party hereto, at the address of such party set forth on the signature page hereto;

or, in any case, at such other address or addresses as shall have been furnished in writing to Parent (in the case of a holder of Restricted Stock) or to the holders of Restricted Stock (in the case of Parent) in accordance with the provisions of this paragraph.

          (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflicts of laws principles thereof.

          (d) This Agreement may be amended or modified, and provisions hereof may be waived, with the written consent of Parent and the holders of at least a majority of the outstanding shares of Restricted Stock.

          (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (f) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

       (The remainder of this  page has been left blank intentionally.)

                               Signature Page to
                         Registration Rights Agreement

     Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this letter, whereupon this Agreement shall be a binding agreement between Parent and you. You understand that Parent is expressly relying on the accuracy of the information contained herein. The foregoing information is complete and correct as of the date hereof. You hereby undertake to promptly notify Parent of any change in the above information prior to investment in Parent.

                                             Very truly yours,

                                             Cytyc Corporation


                                             By: ______________________________
                                                 Title:


AGREED TO AND ACCEPTED as of
the date first above written.

HOLDERS:

                                  SCHEDULE A

                                LIST OF HOLDERS
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          Holder                                      Merger Shares
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